                                                                    Exhibit 24.A

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned officer and director of The Union Light, Heat and Power Company ("ULH&P") constitutes and appoints Wendy
L. Aumiller, Marc E. Manly, Julia S. Janson, and Christopher J. Vogt, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3, or such appropriate form as may be required, relating to the registration of up to $75,000,000 of securities of ULH&P, which Registration Statements shall, as permitted by Rule 429 under the Securities Act of 1933, constitute one or more post-effective amendments to certain existing registration statements relating to the securities of ULH&P for the purpose of permitting the offering and sale of up to $75,000,000 of unsecured debt securities of ULH&P, to sign any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, or any of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of September 2004.


                                        /s/ James E. Rogers
                                        -------------------
                                        James E. Rogers

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned officer and director of The Union Light, Heat and Power Company ("ULH&P") constitutes and appoints Wendy
L. Aumiller, Marc E. Manly, Julia S. Janson, and Christopher J. Vogt, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3, or such appropriate form as may be required, relating to the registration of up to $75,000,000 of securities of ULH&P, which Registration Statements shall, as permitted by Rule 429 under the Securities Act of 1933, constitute one or more post-effective amendments to certain existing registration statements relating to the securities of ULH&P for the purpose of permitting the offering and sale of up to $75,000,000 of unsecured debt securities of ULH&P, to sign any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, or any of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of September 2004.


                                        /s/ James L. Turner
                                        -------------------
                                        James L. Turner

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned officer and director of The Union Light, Heat and Power Company ("ULH&P") constitutes and appoints Wendy
L. Aumiller, Marc E. Manly, Julia S. Janson, and Christopher J. Vogt, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3, or such appropriate form as may be required, relating to the registration of up to $75,000,000 of securities of ULH&P, which Registration Statements shall, as permitted by Rule 429 under the Securities Act of 1933, constitute one or more post-effective amendments to certain existing registration statements relating to the securities of ULH&P for the purpose of permitting the offering and sale of up to $75,000,000 of unsecured debt securities of ULH&P, to sign any and all amendments thereto (including post-effective amendments), and any subsequent Registration Statements pursuant to Rule 462 of the Securities Act of 1933 and amendments thereto, and to file the same, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, or any of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of September 2004.


                                        /s/ Michael J. Cyrus
                                        --------------------
                                        Michael J. Cyrus